EXHIBIT 99.2
EXXON MOBIL CORPORATION

3Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	3Q12	2Q12	1Q12	4Q11	3Q11
Upstream
United States	633	678	1,010	1,184	1,184
Non-U.S.	5,340	7,680	6,792	7,645	7,210
Total	5,973	8,358	7,802	8,829	8,394
Downstream
United States	1,441	834	603	30	810
Non-U.S.	1,749	5,812	983	395	769
Total	3,190	6,646	1,586	425	1,579
Chemical
United States	565	494	433	383	538
Non-U.S.	225	955	268	160	465
Total	790	1,449	701	543	1,003

Corporate and financing	(383)	(543)	(639)	(397)	(646)
Net income attributable to ExxonMobil (U.S. GAAP)	9,570	15,910	9,450	9,400	10,330
Earnings per common share (U.S. GAAP)	2.09	3.41	2.00	1.97	2.13
Earnings per common share
- assuming dilution (U.S. GAAP)	2.09	3.41	2.00	1.97	2.13

Special Items, $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	0	0
Corporate total	0	0	0	0	0

Earnings Excluding Special Items, $M
Upstream
United States	633	678	1,010	1,184	1,184
Non-U.S.	5,340	7,680	6,792	7,645	7,210
Total	5,973	8,358	7,802	8,829	8,394
Downstream
United States	1,441	834	603	30	810
Non-U.S.	1,749	5,812	983	395	769
Total	3,190	6,646	1,586	425	1,579
Chemical
United States	565	494	433	383	538
Non-U.S.	225	955	268	160	465
Total	790	1,449	701	543	1,003

Corporate and financing	(383)	(543)	(639)	(397)	(646)
Corporate total	9,570	15,910	9,450	9,400	10,330
EPS excluding Special Items - assuming dilution	2.09	3.41	2.00	1.97	2.13

EXXON MOBIL CORPORATION

3Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Supplemental Information (continued)

Net production of crude oil and	3Q12	2Q12	1Q12	4Q11	3Q11
natural gas liquids, kbd
United States	397	419	426	432	405
Canada/South America	247	243	248	247	256
Europe	181	213	228	257	247
Africa	492	514	464	468	481
Asia	744	766	802	800	806
Australia/Oceania	55	53	46	46	54
Total liquids production	2,116	2,208	2,214	2,250	2,249

Natural gas production available for sale, mcfd
United States	3,712	3,897	3,932	4,005	3,917
Canada/South America	340	392	377	400	381
Europe	2,233	2,578	4,447	3,866	2,471
Africa	16	25	12	8	5
Asia	4,287	4,379	5,011	5,103	5,036
Australia/Oceania	473	390	257	295	387
Total natural gas production available for sale	11,061	11,661	14,036	13,677	12,197

Total worldwide liquids and gas production, koebd	3,960	4,152	4,553	4,530	4,282

Refinery throughput, kbd
United States	1,841	1,740	1,825	1,839	1,743
Canada	449	384	438	433	436
Europe	1,547	1,489	1,481	1,526	1,535
Asia Pacific	813	1,064	1,296	1,157	1,231
Other Non-U.S.	279	285	290	295	287
Total refinery throughput	4,929	4,962	5,330	5,250	5,232

Petroleum product sales, kbd
United States	2,576	2,488	2,473	2,579	2,577
Canada	499	421	423	463	469
Europe	1,601	1,582	1,564	1,592	1,623
Asia Pacific	874	1,065	1,232	1,221	1,237
Other Non-U.S.	555	615	624	638	652
Total petroleum product sales	6,105	6,171	6,316	6,493	6,558

Gasolines, naphthas	2,447	2,489	2,522	2,626	2,568
Heating oils, kerosene, diesel	1,897	1,915	2,096	2,080	2,013
Aviation fuels	495	452	458	492	532
Heavy fuels	502	554	505	568	628
Specialty products	764	761	735	727	817
Total petroleum product sales	6,105	6,171	6,316	6,493	6,558

Chemical prime product sales, kt
United States	2,342	2,296	2,365	2,392	2,280
Non-U.S.	3,605	3,676	3,972	3,879	3,952
Total chemical prime product sales	5,947	5,972	6,337	6,271	6,232

EXXON MOBIL CORPORATION

3Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Average Realization Data	3Q12	2Q12	1Q12	4Q11	3Q11
United States
ExxonMobil
Crude ($/b)	96.36	96.46	105.68	102.63	95.58
Natural Gas ($/kcf)	2.74	2.20	2.74	3.44	4.14

Benchmarks
WTI ($/b)	92.11	93.44	102.99	94.07	89.70
ANS-WC ($/b)	109.08	110.01	118.31	110.36	111.74
Henry Hub ($/mbtu)	2.80	2.21	2.72	3.54	4.20

Non-U.S.
ExxonMobil
Crude ($/b)	104.32	103.41	114.27	106.10	107.32
Natural Gas ($/kcf)	9.01	9.33	9.44	9.18	8.28
European NG ($/kcf)	9.28	9.67	10.11	10.18	9.47

Benchmarks
Brent ($/b)	109.61	108.19	118.49	109.31	113.46

Capital and Exploration Expenditures, $M
Upstream
United States	1,960	2,662	2,422	2,414	2,172
Non-U.S.	6,288	5,731	5,657	6,589	5,580
Total	8,248	8,393	8,079	9,003	7,752
Downstream
United States	156	176	110	152	135
Non-U.S.	427	393	329	493	406
Total	583	569	439	645	541
Chemical
United States	110	95	74	93	76
Non-U.S.	240	273	239	235	245
Total	350	368	313	328	321
Other	2	9	3	43	6

Total Capital and Exploration Expenditures	9,183	9,339	8,834	10,019	8,620

Exploration Expense Charged to Income, $M
Consolidated - United States	105	83	103	88	68
- Non-U.S.	387	288	417	332	657
Non-consolidated - ExxonMobil share - United States	2	0	1	3	2
- Non-U.S.	5	4	6	9	1
Exploration Expenses Charged to Income Included Above	499	375	527	432	728

Effective Income Tax Rate, %	47%	36%	49%	47%	47%

Common Shares Outstanding (millions)
At quarter end	4,559	4,616	4,676	4,734	4,793
Average - assuming dilution	4,597	4,657	4,716	4,775	4,843

Total Cash, Cash Equivalent and Marketable Securities ($G)[1]	13.3	18.0	19.1	13.1	11.3

Total Debt ($G)	12.4	15.6	15.7	17.0	16.8

Cash Flow from Operations and Asset Sales ($G)
Net cash provided by operating activities	13.4	10.2	19.3	10.7	14.9
Proceeds associated with asset sales	0.6	3.7	2.6	6.9	1.4
Cash flow from operations and asset sales	14.0	13.9	21.9	17.6	16.3

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the third quarter of 2012. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.
[1] Includes restricted cash of $0.2G in 3Q12, $0.2G in 2Q12, $0.5G in 1Q12, $0.4G in 4Q11, and $0.2G in 3Q11

EXXON MOBIL CORPORATION

3Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Earnings Factor Analysis, $M	3Q12 vs. 3Q11	3Q12 vs. 2Q12
Upstream
Prior Period	8,394	8,358
Realization	-130	340
Volume/Mix	-700	-540
Other	-1,600	-2,180
Current Period	5,973	5,973
Downstream
Prior Period	1,579	6,646
Margin	850	650
Volume/Mix	-20	300
Other	780	-4,410
Current Period	3,190	3,190
Chemical
Prior Period	1,003	1,449
Margin	-150	-90
Volume/Mix	-10	20
Other	-50	-590
Current Period	790	790

Upstream Volume Factor Analysis, KOEBD
Prior Period	4,282	4,152
Entitlements	-144	-39
Quotas	9	-1
Divestments	-62	-1
Net Growth	-125	-151
Current Period	3,960	3,960

Sources and Uses of Funds ($G)	3Q12
Beginning Cash	18.0
Earnings	9.6
Depreciation	4.0
Working Capital/ Other	-0.2
Proceeds Associated with Asset Sales	0.6
Additions to PP&E	-8.0
Shareholder Distributions	-7.6
Additional Financing / Investing	-3.1
Ending Cash	13.3

Notes:
Earnings exclude special items, if applicable.
The 3Q12 beginning and ending balances include restricted cash of $0.2G and $0.2G, respectively.